UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 13, 2013

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area
code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 13, 2013,Wilshire Bancorp, Inc. (the “Company”), the holding company for Wilshire Bank (the “Bank”), and the Bank issued a press release announcing that each of the Company’s Board of Directors and the Bank’s Board of Directors approved the renewal of the employment agreement between the Company, the Bank and President and Chief Executive Officer, Jae Whan Yoo. The employment agreement was entered into on November 13, 2013, becomes effective as of February 18, 2014 and covers the three-year period between February 18, 2014 and February 17, 2017.  Under the terms of the new employment agreement, Mr. Yoo will be awarded an annual base salary of $400,000, and will eligible to participate in the Company’s employee benefits plans, including its 401(k) Plan.  Any additional bonus payments to Mr. Yoo will be at the sole discretion of the Company’s Board of Directors.

In connection with the renewal of his employment agreement, Mr. Yoo will also be granted on the effective date additional stock options to purchase 100,000 shares of the Company’s common stock with the closing price on the grant date as the exercise price.  The stock options will be issued under the Company’s 2008 Stock Incentive Plan, and will vest equally over three years after an immediate vesting of 25% on the grant date, such vesting requiring at least a satisfactory rating on each year’s performance review.

In the event that Mr. Yoo is terminated without cause, he will be entitled to receive his base salary for the lesser of 12 months or the duration of the remaining term of the agreement. If terminated for cause, Mr. Yoo will not be entitled to any further compensation, except for basic compensation and expenses earned prior to the date of such termination.

Following his termination, Mr. Yoo will be subject to certain non-competition and non-solicitation restrictions for a period of one year after his termination.

Copies of the employment agreement and the press release are attached as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

ITEM 9.01                                    FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit 10.1                              Employment Agreement, dated November 13, 2013, between Wilshire Bancorp, Inc., Wilshire Bank and Jae Whan Yoo.

Exhibit 99.1                              Press release, dated November 13, 2013, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: November 13, 2013	By:	/s/ Alek Ko
Alex Ko, Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated November 13, 2013, between Wilshire Bancorp, Inc., Wilshire Bank and Jae Whan Yoo.

99.1	Press release, dated November 13, 2013, issued by Wilshire Bancorp, Inc.